UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2020

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 31, 2020, JELD-WEN, Inc. (the “Company”), a subsidiary of JELD-WEN Holding, Inc., and its co-defendant, Masonite Corporation (“Masonite”), entered into a settlement agreement with Grubb Lumber Company and Philadelphia Reserve Supply Company, on behalf of themselves and the class of direct purchasers of interior molded doors, in In re Interior Molded Doors Antitrust Litigation (the “Direct Purchaser Action”), a consolidated antitrust class action pending in the United States District Court for the Eastern District of Virginia (the “Court”). In the Direct Purchaser Action, the Company and Masonite agreed to make a payment of $28 million each to the named plaintiffs and the settlement class of direct purchasers in exchange for a full release of claims through the date of preliminary Court approval. In addition, on September 4, 2020, the Company and Masonite entered into a separate settlement agreement with the class of indirect purchaser plaintiffs in In re Interior Molded Doors Indirect Purchaser Antitrust Litigation (the “Indirect Purchaser Action”), a separate consolidated antitrust class action pending in the Court. In the Indirect Purchaser Action, the Company and Masonite agreed to make a payment of $9.75 million each to the named plaintiffs and the settlement class of indirect purchasers in exchange for a full release of claims through the date of the settlement agreement. In entering into the settlement agreements, the Company continues to believe that the claims lack merit and has denied any liability or wrongdoing for the claims made against the Company. The settlement agreements remain subject to preliminary and final Court approval and other conditions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2020		JELD-WEN HOLDING, INC.

	By:	/s/ Roya Behnia
Roya Behnia
EVP, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data file (formatted as Inline XBRL).